American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
May 31, 2024

Avantis Moderate Allocation ETF - Schedule of Investments
MAY 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 49.0%
Avantis Real Estate ETF	5,198	214,781
Avantis U.S. Equity ETF	37,490	3,345,233
Avantis U.S. Large Cap Value ETF	18,373	1,163,011
Avantis U.S. Mid Cap Equity ETF	1,861	112,652
Avantis U.S. Mid Cap Value ETF	1,864	114,149
Avantis U.S. Small Cap Equity ETF	6,034	310,630
Avantis U.S. Small Cap Value ETF	3,372	313,765
		5,574,221
Domestic Fixed Income Funds — 31.1%
Avantis Core Fixed Income ETF	58,594	2,381,846
Avantis Short-Term Fixed Income ETF	25,150	1,159,292
		3,541,138
International Equity Funds — 19.8%
Avantis Emerging Markets Equity ETF	8,085	487,687
Avantis Emerging Markets Small Cap Equity ETF	1,352	74,829
Avantis Emerging Markets Value ETF	5,740	281,719
Avantis International Equity ETF	12,733	829,682
Avantis International Large Cap Value ETF	7,440	411,578
Avantis International Small Cap Equity ETF	884	48,029
Avantis International Small Cap Value ETF	1,683	114,899
		2,248,423
TOTAL UNDERLYING FUNDS (Cost $10,734,047)		11,363,782
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $9,742)	9,742	9,742
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $10,743,789)		11,373,524
OTHER ASSETS AND LIABILITIES — 0.0%		(235)
TOTAL NET ASSETS — 100.0%		$11,373,289

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended May 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$40	$196	$24	$3	$215	5	$2	$3
Avantis U.S. Equity ETF	594	2,811	350	290	3,345	37	42	15
Avantis U.S. Large Cap Value ETF	207	980	122	98	1,163	18	13	7
Avantis U.S. Mid Cap Equity ETF	—	111	5	7	113	2	1	—
Avantis U.S. Mid Cap Value ETF	—	111	5	8	114	2	1	—
Avantis U.S. Small Cap Equity ETF	68	260	37	20	311	6	3	1
Avantis U.S. Small Cap Value ETF	69	255	36	26	314	3	4	2
Avantis Core Fixed Income ETF	453	2,215	279	(7)	2,382	59	8	41
Avantis Short-Term Fixed Income ETF	227	1,070	140	2	1,159	25	2	19
Avantis Emerging Markets Equity ETF	87	417	53	36	487	8	5	4
Avantis Emerging Markets Small Cap Equity ETF	—	74	3	4	75	1	—	—
Avantis Emerging Markets Value ETF	59	235	34	21	281	6	3	4
Avantis International Equity ETF	147	702	88	69	830	13	9	4
Avantis International Large Cap Value ETF	74	349	44	33	412	7	4	2
Avantis International Small Cap Equity ETF	—	48	2	2	48	1	—	—
Avantis International Small Cap Value ETF	29	88	15	13	115	2	2	1
	$2,054	$9,922	$1,237	$625	$11,364	195	$99	$103
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.